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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 8, 2003
(Date of Report (Date of Earliest Event Reported))

iSTAR FINANCIAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-15371 (Commission File Number)	95-6881527 (IRS Employer Identification Number)
1114 Avenue of the Americas, 27th Floor New York, New York (Address of Principal Executive Offices)		10036 (Zip Code)
(212) 930-9400 (Registrant's Telephone Number, Including Area Code)

ITEM 5.    Other Events and Required FD Disclosure

        On May 8, 2003, iStar Financial Inc. issued a press release pursuant to Rule 135(c) promulgated under the Securities Act of 1933, as amended, announcing that it had priced a private offering of asset-backed bonds under the Company's proprietary match funding program, iStar Asset Receivables. That press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

99.1	Press Release dated May 8, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.
Date: May 8, 2003	By:	/s/ JAY SUGARMAN Jay Sugarman Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 8, 2003.

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  ITEM 5. Other Events and Required FD Disclosure
  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX